UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

EXACTUS, INC.
(Exact name of the registrant as specified in its charter)

Nevada	000-55828	27-1085858
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

80 NE 4th Avenue, Suite 28, Delray Beach, FL 33483
(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (561) 455-4822

_____________________________________________________________________
(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 11, 2020, Julian Pittam was appointed to serve as a new member of our Board of Directors.

Julian Pittam, age 51, is an experienced advisor to start-up and fast-growing companies. From March 2019 to the present, Mr. Pittam has been a non-executive Director of Urban Markets Ltd., a company producing financial technology for the residential property market. From December 2018 to March 2019, he was a non-executive director of TCOC Ltd., a CBD wholesaler. From March 2017 to January 2019, Mr. Pittam served as a non-executive Director of Certua Ltd. a software-as-a-service firm focused on financial technology and artificial intelligence. From January 2008 to September 2018 he was a Member of The Invicta Film Partnership, a film finance firm. From February 2014 to February 2018, Mr. Pittam was a non-executive Director of We Are Infinite Ltd., an advertising technology firm. From March 2013 to March 2017, he was a non-executive Director of Disciple Media Ltd., a creator of Google and Apple-based apps for communities. From May 2015 to July of 2016, Mr. Pittam was the Managing Director for Europe and Asia for Enso Financial Management Ltd., a firm focused on balance sheet and funding optimization for hedge funds.

Mr. Pittam has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. Under the definition of independence set forth in Rule 4200(a)(15) of The NASDAQ Stock Market, Inc., Mr. Pittam is an independent director.

In connection with his appointment to the Board, Mr. Pittam was awarded 1,000,000 shares of our common stock under the 2019 Equity Incentive Plan. These shares vest 1/24th on the date of grant, and 1/24th for each month thereafter.

Also effective June 11, 2020, Bobby Yampolsky resigned from his positions as a Director and Chairman of the Board in order to pursue other business ventures. There were no known disagreements with Mr. Yampolsky regarding any matter relating to our operations, policies, or practices.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

On June 15, 2020, we released the press release furnished herewith as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

EXACTUS, INC.
Date: June 16, 2020	By: /s/ Kenneth Puzder Kenneth Puzder Chief Financial Officer